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                                                                   EXHIBIT 10.49

                               AMENDMENT NO. 8 TO
                          LOAN AND SECURITY AGREEMENT


         AMENDMENT NO. 8, dated as of May 7, 1999, to the LOAN AND SECURITY AGREEMENT, dated as of March 28, 1997, as amended by the FIRST AMENDMENT dated as of April 10, 1997, the SECOND AMENDMENT dated as of July 1, 1997, the THIRD AMENDMENT dated as of August 1, 1997, the FOURTH AMENDMENT dated as of November 22, 1997, the FIFTH AMENDMENT dated as of July 10, 1998, the SIXTH AMENDMENT, dated as of August 31, 1998, and the SEVENTH AMENDMENT, dated as of December 31, 1998 (as so amended, the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DORSEY TRAILERS, INC., a Delaware corporation, with its chief executive offices located at 2727 Paces Ferry Road, One Paces Ferry West, Suite 1700, Atlanta, Georgia 30339.

                                    PREAMBLE

         The Borrower has repaid in full the original term loan made by Foothill to the Borrower on the Closing Date in the original principal amount $4,000,000.

         The Borrower has requested Foothill to amend the Loan and Security Agreement to provide for a new term loan in the original principal amount of $200,000 with a final maturity date of December 31, 1999. Accordingly, the Borrower and Foothill hereby agree as follows:

         1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

         2. Term Loan. Section 2.3 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

             "Foothill has agreed to make a term loan (the "Term Loan") to Borrower on or about May 7, 1999 in the original principal amount of $200,000. The Term Loan shall be repaid in eight (8) installments of payment in the following amounts:


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
               Date                                    Installment Amount
               ----------------------------------------------------------
                    June 1, 1999                       $20,000
                    July 1, 1999                       $20,000
                  August 1, 1999                       $20,000
               September 1, 1999                       $20,000
                 October 1, 1999                       $20,000
                November 1, 1999                       $20,000
                December 1, 1999                       $20,000
               December 31, 1999                       $60,000

               The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Term Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon ten (10) days prior written notice by Borrower to Foothill, all such prepaid amounts to be applied to the installments due on the Term Loan in the inverse order of their maturity. All amounts outstanding under the Term Loan shall constitute Obligations."

          4. Interest Rate. Section 2.5(a) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                 "(a) Interest Rate. Except as provided in clause (b) below, all obligations (except for undrawn letters of Credit) shall bear interest at a per annum rate of 2.0 percentage points above the Reference Rate."

          5. Repurchase of Used Trailer Inventory. Section 7.24 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                 "7.24 REPURCHASE OF USED TRAILER INVENTORY. Repurchase any Used Trailer Inventory from TYM, Inc. or any other entity controlled by Marilyn R. Marks unless (i) such repurchase occurs after August 1, 1997, (ii) the price paid by Borrower for such Used Trailer Inventory is not greater than the price paid to Borrower when Borrower sold such Used Trailer Inventory to TYM, Inc. or such other entity, and (iii) both before and after the giving effect to such repurchase, no Default or Event of Default has occurred and is continuing and Availability is not less than $4,000,000."




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          6.   Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

          (a) The representations and warranties contained in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

          (b) Foothill shall have received a counterpart of this Amendment, duly executed by the Borrower.

          (c) The Borrower shall have paid Foothill a non-refundable amendment fee of $5,000, which fee is earned in full on the date hereof.

          (d) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.

          7. Representations and Warranties. The Borrower hereby represents and warrants to Foothill as follows:

          (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and
(ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

          (b) The execution, delivery and performance of this Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

          (c) This Amendment and the Loan and Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

          (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.


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          (e)  The representations and warranties contained in Section 7 of the
Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

          8. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; (ii) confirms that the term loan in the original principal amount of $200,000 made by Foothill to the Borrower on or about the Effective Date constitutes an "Obligation" pursuant to the Loan and Security Agreement; and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

          9.   Miscellaneous.

          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

          (d) The Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered.



                                                DORSEY TRAILERS, INC.,
                                                a Delaware corporation


                                                By: /s/ Kurt Herbst
                                                    ----------------------------
                                                    Name:  Kurt Herbst
                                                    Title: C.F.O.


                                                FOOTHILL CAPITAL CORPORATION,
                                                a California corporation

                                                By: /s/ Victor Barwig
                                                    ----------------------------
                                                    Name:  Victor Barwig
                                                    Title: Vice President




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